Exhibit 10.13
         -------------

THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE.

                                 COPYTELE, INC.
                                 --------------
                          STOCK SUBSCRIPTION AGREEMENT
                          ----------------------------




This Stock Subscription Agreement (this "Agreement"), dated as of August 30, 1999, is entered into by and between CopyTele, Inc., a Delaware corporation (the "Company"), and Lewis H. Titterton (the "Subscriber").

The Company has offered for sale, and the Subscriber has agreed to purchase, 200,000 shares (the "Shares") of common stock, par value $.01 per share (the
"Common Stock"), of the Company and a Warrant (the "Warrant") to purchase 200,000 shares of Common Stock (the "Warrant Shares"). In connection therewith, the Company and the Subscriber hereby agree as follows:


 1. Purchase and Sale of Shares.
    ----------------------------

Upon the basis of the representations and warranties, and subject to the terms and conditions, set forth herein, the Company agrees to issue and sell the Shares and the Warrant to the Subscriber on the Closing Date (as hereinafter defined) at a purchase price of $1.00 per share of Common Stock, or an aggregate purchase price of $200,000 (the "Subscription Price"), and the Subscriber agrees to purchase the Shares and the Warrant from the Company on the Closing Date at the Subscription Price.

2.  Closing.
    --------

The closing of the purchase and sale of the Shares shall take place at 10:00 a.m., New York City time, on September 8, 1999, at the offices of the Company at 900 Walt Whitman Road, Huntington, New York 11746, or on such other date or at such other time or place as the Company and the Subscriber may agree upon in writing (such time and date of the closing being referred to herein as the "Closing Date"). Upon payment of the Subscription Price in full in the form of cash or certified or bank check payable to the order of the Company, the Company will deliver to the Subscriber as promptly as practicable (but in no event later than fifteen (15) days following the date of payment in full of the Subscription Price) (i) a certificate or certificates representing the Shares, registered in the name of the Subscriber, and (ii) a Warrant granting the Subscriber the right to purchase the Warrant Shares at the purchase price per share of $1.00, expiring two (2) years following the Closing Date, in the form attached hereto as Exhibit A, the terms and conditions of which are agreed to by the Subscriber.

3.       Representations  and  Warranties  of the Company.
         -------------------------------------------------

The Company  represents  and warrants
that:

(a) no consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company or any of the Company's affiliates is required for the execution of this Agreement or the performance of the Company's obligations hereunder, including, without limitation, the sale of the Shares to the Subscriber;

(b) neither the sale of the Shares and the Warrant nor the performance of the Company's other obligations pursuant to this Agreement will violate, conflict with, result in a breach of, or constitute a default (or an event that, with the giving of notice or the lapse of time or both, would constitute a default) under
(i) the certificate of incorporation or bylaws of the Company, (ii) any decree, judgment, order or determination of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of the Company's properties or assets, (iii) any law, treaty, rule or regulation applicable to the Company (other than the federal securities laws, representations and warranties with respect to which are made by the Company solely in paragraphs
(f) through (j) of this Section 3) or (iv) the terms of any bond, debenture, note or other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed or trust or other instrument to which the Company is a party or otherwise bound or to which any property of the Company is subject;

(c) the Company has or, prior to the Closing, will have taken all corporate action required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(d) the Company has duly authorized the Shares and the Warrant Shares and, when issued and delivered in accordance with the terms of the Company's certificate of incorporation and delivered to and paid for by the Subscriber in accordance with the terms hereof and the Warrant, respectively, the Shares and the Warrant Shares will be duly and validly issued, fully paid and non-assessable, and the issuance of the Shares and the Warrant Shares will not be subject to any preemptive or similar rights;

(e) the Shares and the Warrant Shares will be free and clear of any security interest, lien, claim or other encumbrance;

(f) the sale of the Shares and the Warrants by the Company are not part of a plan or scheme to evade the registration requirements of the Securities Act of 1933, as amended (the "Act");

(g) neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares or the Warrant by any form of general solicitation or general advertising;

(h) the Company has offered the Shares and the Warrant for sale only to "accredited investors," as such term is defined in Rule 501(a) under the Act, who by reason of their business and financial experience have such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the investment in the Shares, the Warrant and the Warrant Shares;

(i) the Company's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended October 31, 1998 fairly and accurately presents the Company's business as of the date thereof and its financial condition and results of operation through October 31, 1998, and the Form 10-K does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(j) the financial statements of the Company included in the Form 10-K, including the schedules and notes thereto, comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and have been prepared, and fairly present the financial condition and results of operations and cash flows of the Company and its subsidiaries at the respective dates and for the respective periods indicated, in accordance with generally accepted accounting principles consistently applied throughout such periods; and

(k) except as set forth in the Form 10-K, since October 31, 1998 (i) the Company has not incurred any material liabilities, direct or contingent, and (ii) there has been no material adverse change in the properties, business, results of operations, condition (financial or other), affairs or prospects of the Company and its subsidiaries, taken as a whole.

The Company has not made any representations or warranties to the Subscriber, and the Subscriber has not relied upon any representations or warranties of the Company, except as expressly set forth in this Section 3.

4. Representations  and  Warranties  of  the  Subscriber.
   ------------------------------------------------------

The  Subscriber  represents  and
warrants that:

(a) the purchase of the Shares and the Warrant by the Subscriber is not part of a plan or scheme to evade the registration requirements of the Act;

(b) the Subscriber is an "accredited investor," as such term is defined in Rule 501(a) under the Act, who by reason of its business and financial experience has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the investment in the Shares, the Warrant and the Warrant Shares and, having had access to or having been furnished with all such information as it has considered necessary (including, without limitation, the Form 10-K), has concluded that it is able to bear those risks;

(c) the Subscriber understands that (i) the Shares, the Warrant and the Warrant Shares have not been registered under the Act and may not be offered or sold unless registered under the Act or an exemption from the registration requirements of the Act is available, (ii) if any transfer of the Shares, the Warrant or the Warrant Shares is to be made in reliance on an exemption under the Act, the Company may require an opinion of counsel satisfactory to it that such transfer may be made pursuant to such exemption and (iii) so long as deemed appropriate by the Company, the Shares, the Warrant and the Warrant Shares may bear a legend to the effect of clauses (i) and (ii) of this paragraph;

(d) in making any subsequent offering or sale of the Shares, the Subscriber will be acting only for itself and not as part of a sale or planned distribution in violation of the Act;

(e) the Shares and Warrant were not offered to the Subscriber by any form of general solicitation or general advertising;

(f) the Subscriber understands that no federal or state or other governmental agency has passed upon or made any recommendation or endorsement with respect to the Shares, the Warrant or the Warrant Shares;

(g) the Subscriber is purchasing the Shares and the Warrant, and will acquire the Warrant Shares, for its own account and not with a view to, or for sale in connection with, any distribution;

(h) during the period of five (5) business days immediately prior to the execution of this Agreement by the Subscriber, Subscriber did not, and from such date and through the expiration of the 90th day following the date hereof will not, directly or indirectly, execute or effect or cause to be executed or effected any short sale, option, or equity swap transaction in or with respect to the Common Stock or any other derivative security transaction the purpose or effect of which is to hedge or transfer to a third party all or any part of the risk of loss associated with the ownership of the Shares, the Warrant or the Warrant Shares by the Subscriber; and

(i) no consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Subscriber or any of the Subscriber's affiliates is required for the execution of this Agreement or the performance of the Subscriber's obligations hereunder, including, without limitation, the purchase of the Shares and the Warrant by the Subscriber.

5. Conditions to Closing.
   ----------------------

The obligations of each party hereunder shall be subject to (a) the accuracy of the representations and warranties of the other party hereto as of the date hereof and as of the Closing Date, as if such representations and warranties had been made on and as of such date, (b) the performance by the other party of its obligations hereunder and (c) the condition that Les Appel, counsel to the Subscriber, shall have delivered on or prior to the Closing Date an opinion to the effect that the sale of the Shares and the Warrant pursuant to, and in the manner contemplated by, this Agreement does not require registration under the Act, which opinion shall be acceptable to the Company's transfer agent for the Shares. The Company and the Subscriber hereby acknowledge that Les Appel, counsel to the Subscriber, will rely on the accuracy and truth of the representations and warranties of the Company and the Subscriber in Section 3 and Section 4, respectively, and hereby, consent to such reliance by such counsel.

6. Indemnification.
  ----------------

(a) The Company agrees to indemnify and hold harmless the Subscriber, each person, if any, who controls the Subscriber within the meaning of Section 15 of the Act and each officer, director, employee and agent of the Subscriber and of any such controlling person against any and all losses, liabilities, claims, damages or expenses whatsoever, as incurred, arising out of or resulting from any breach or alleged breach or other violation or alleged violation of any representation, warranty, covenant or undertaking by the Company contained in this Agreement, and the Company will reimburse the Subscriber for its reasonable legal and other expenses (including the cost of any investigation and preparation, and including the reasonable fees and expenses of counsel) incurred in connection therewith.

(b) The Subscriber agrees to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Act and each officer, director, employee and agent of the Company and of any such controlling person against any and all losses, liabilities, claims, damages or expenses whatsoever, as incurred, arising out of or resulting from any breach or alleged breach or other violation or alleged violation of any representation, warranty, covenant or undertaking by the Subscriber contained in this Agreement, and the Subscriber will reimburse the Company for its reasonable legal and other expenses (including the cost of any investigation and preparation, and including the reasonable fees and expenses of counsel) incurred in connection therewith.

7.  Survival of Representations and Warranties.
   --------------------------------------------

The respective agreements, representations, warranties, indemnities and other statements made by or on behalf of each party hereto pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any party, and shall survive delivery of any payment for the Shares and the Warrant.

8. Miscellaneous.
   --------------

(a) This Agreement may be executed in one or more counterparts, and such counterparts shall constitute but one and the same agreement.

(b) This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and, with respect to the indemnification provisions hereof, each person entitled to indemnification hereunder, and no other person shall have any right or obligation hereunder. This Agreement shall not be assignable by any party hereto without the prior written consent of the other party hereto. Any assignment contrary to the terms hereof shall be null and void and of no force or effect.

(c) This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought.

9. Time of the Essence.
   --------------------

Time shall be of the essence in this Agreement.

10. Governing Law.
   ---------------

This Agreement shall be governed by the internal laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Stock Subscription Agreement to be executed and delivered as of the date first written above.


                                 COPYTELE, INC.



                                  By:    Denis A. Krusos
                                         ---------------------
                                  Name:  Denis A. Krusos
                                  Title: Chairman of the Board and
                                         Chief Executive Officer

                                         SUBSCRIBER:

                                         Lewis H. Titterton
                                         -------------------------
                                         Name: Lewis H. Titterton

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE
DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS THAT, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

Warrant to Purchase                               Expiration:  September 8, 2001
                                                              ------------------
   200,000 Shares
  ---------------


                          -----------------------------
                                 COPYTELE, INC.
                          COMMON STOCK PURCHASE WARRANT
                          -----------------------------


This certifies that, for good and valuable consideration, CopyTele, Inc., a Delaware corporation (including any successor thereto with respect to the obligations hereunder, by merger, consolidation or otherwise, the "Company"), grants to Lewis Titterton or permitted assigns (the "Warrantholder"), the right to subscribe for and purchase, in whole or in part, from time to time from the Company 200,000 duly authorized, validly issued, fully paid and nonassessable shares (the "Warrant Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock"), at the purchase price per share of $ 1.00 (the "Exercise Price") at any time prior to 5:00 p.m., New York time on the Expiration Date, all subject to the terms, conditions and adjustments herein set forth. The terms that are capitalized herein shall have the meanings specified in Section 10 hereof, unless the context shall otherwise require.

1.   Duration and Exercise of Warrant; Limitation on Exercise; Payment of Taxes.
     --------------------------------------------------------------------------

1.1. Duration  and  Exercise  of  Warrant.
     ------------------------------------
Subject to the terms and  conditions  set forth  herein,  this  Warrant may be exercised, in whole or in part, by the Warrantholder by:

(a) the surrender of this Warrant to the Company, with a duly executed Exercise Form specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day prior to the Expiration Date; and

(b) the delivery of payment to the Company of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in the form of cash or certified or bank check payable to the order of the Company.

The Company agrees that such Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. Notwithstanding the foregoing, no such surrender shall be effective to constitute the person entitled to receive such shares as the record holder thereof while the transfer books of the Company for the Common Stock are closed for any purpose (but not for any period in excess of five days); but any such surrender of this Warrant for exercise during any period while such books are so closed shall become effective for exercise immediately upon the reopening of such books, as if the exercise had been made on the date this Warrant was surrendered and for the number of shares of Common Stock and at the Exercise Price in effect at the date of such surrender. This Warrant and all rights and options hereunder shall expire on the Expiration Date, and shall be wholly null and void to the extent this Warrant is not exercised before it expires.

1.2. Warrant Shares  Certificate.
     ---------------------------

A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder within 10 Business Days after receipt of the Exercise Form by the Company and payment of the purchase price. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

1.3.  Payment of Taxes.
      ----------------

The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; provided, however, that the Warrantholder shall be required to pay any and all taxes that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Warrantholder as reflected upon the books of the Company.

2. Restrictions on Transfer; Restrictive Legends.
   ---------------------------------------------

2.1.  Limitation  on  Transfer.
      -------------------------

No Warrantholder shall, directly or indirectly, sell, give, assign, hypothecate, pledge, encumber, grant a security interest in or otherwise dispose of (whether by operation of law or otherwise) (each a "transfer") this Warrant or any right, title or interest herein or hereto, except in accordance with the provisions of this Warrant. Any attempt to transfer this Warrant or any rights hereunder in violation of the preceding sentence shall be null and void ab initio and the Company shall not register any such transfer.

2.2. Transfer Procedures.
     -------------------

If any Warrantholder wishes to transfer this Warrant to a transferee (a "Transferee") under this Section 2, such Warrantholder shall give notice to the Company of its intention to make any transfer permitted under this Section 2 not less than five (5) days prior to effecting such transfer, which notice shall state the name and address of each Transferee to whom such transfer is proposed. This Warrant may, in accordance with the terms hereof, be transferred in whole or in part. If this Warrant is assigned in whole, the assignee shall receive a new Warrant (registered in the name of such assignee or its nominee) which new Warrant shall cover the number of shares assigned. If this Warrant is assigned in part, the assignor and assignee shall each receive a new Warrant (which, in the case of the assignee, shall be registered in the name of the assignee or its nominee), each of which new Warrant shall cover the number of shares not so assigned and in respect of which no such exercise has been made in the case of the assignor and the number of shares so assigned, in the case of the assignee.

2.3.  Transfers in Compliance  with Law;  Substitution  of  Transferee.
      -----------------------------------------------------------------

Notwithstanding any other provision of this Warrant, no transfer may be made pursuant to this Section 2 unless (a) the Transferee has agreed in writing to be bound by the terms and conditions hereto, (b) the transfer complies in all respects with the applicable provisions of this Warrant, and (c) the transfer complies in all respects with applicable federal and state securities laws, including, without limitation, the Securities Act of 1933, as amended. If requested by the Company in its reasonable judgment, an opinion of counsel to such transferring Warrantholder shall be supplied to the Company at such transferring Warrantholder's expense, to the effect that such transfer complies with the applicable federal and state securities laws; provided, however, that no such opinion shall be required if the Transferee is a successor trust to the Warrantholder which has the same beneficiaries. Any attempt to transfer this Warrant or rights hereunder in violation of this Warrant shall be null and void ab initio and the Company shall not register such transfer.

3. Legends.
   -------

Each Warrant (and each Warrant issued in substitution for any Warrant pursuant hereto) shall be stamped or otherwise imprinted with a legend in substantially the following form:

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE
DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS THAT, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

Each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS THAT, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

Notwithstanding the foregoing, the Warrantholder may require the Company to issue a Warrant or a stock certificate for Warrant Shares, in each case without a legend, if either (i) such Warrant or such Warrant Shares, as the case may be, have been registered for resale under the Securities Act or (ii) the Warrantholder has delivered to the Company an opinion of counsel (reasonably satisfactory to the Company) which opinion shall be addressed to the Company and be reasonably satisfactory in form and substance to the Company's counsel, to the affect that such registration is not required with respect to such Warrant or such Warrant Shares, as the case may be.

4. Reservation of Shares, Etc.
   --------------------------

    The Company covenants and agrees as follows:

(a) All Warrant Shares that are issued upon the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable, not subject to any preemptive rights, and free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue.

(b) During the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

5. Loss or Destruction of Warrant.
   ------------------------------

Subject to the terms and conditions hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor. If the original holder of this Warrant or any subsequent Institutional Holder with a minimum net worth of at least $25,000,000 is the owner of this Warrant at the time it shall be lost, stolen or destroyed, then the affidavit of an authorized officer of such owner, setting forth the fact of such loss, theft or destruction and of its ownership of this Warrant at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof and no further bond shall be required as a condition to the execution and delivery of a new Warrant other than the written agreement of such owner to indemnify the Company.

6.  Ownership of Warrant.
    --------------------

The Company may deem and treat the person in whose name this warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer. Notwithstanding the foregoing, the Warrants represented hereby, if properly assigned in compliance with this Agreement, may be exercised by an assignee for the purchase of Warrant Shares without having a new Warrant issued.

7.  Certain Adjustment.
    ------------------

7.1. The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

(a) Stock Dividends; Stock Splits. If at any time after the date of the issuance of this Warrant (i) the Company shall pay a stock dividend or make any other distribution payable in shares of Common Stock or (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of shares of Common Stock, then, on the date of the payment of such dividend or immediately after the effective date of subdivision or split up, as the case may be, the number of shares to be delivered upon exercise of this Warrant will be increased so that the Warrantholder will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (f).

(b) Combination of Stock. If the number of shares of Common stock outstanding at any time after the date of the issuance of this Warrant shall have been decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of this Warrant will be decreased so that the Warrantholder thereafter will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (f).

(c) Reorganization, etc. If any capital reorganization of the Company, or any reclassification of the Common Stock, or any consolidation or share exchange of the Company with or merger of the Company with or into any other person or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other person, shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, other securities or assets (whether such stock, other securities or assets are issued or distributed by the Company or another person) with respect to or in exchange for Common Stock, then, upon exercise of this Warrant the Warrantholder shall have the right to receive the kind and amount of stock other securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale, lease or other transfer by a holder of the number of shares of Common Stock that such Warrantholder would have been entitled to receive upon exercise of this Warrant had this Warrant been exercised immediately before such reorganization, reclassification, consolidation, merger or sale, lease or other transfer, subject to adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 7.1.

(d) Fractional Shares. No fractional shares of Common Stock or scrip shall be issued to any Warrantholder in connection with the exercise of this Warrant. Instead of any fractional shares of Common Stock that would otherwise be issuable to such Warrantholder, the Company will pay to such Warrantholder a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then current Fair Market Value per share of Common Stock.

(e) Carryover Notwithstanding any other provision of this Section 7.1, no adjustment shall be made to the number of shares of Common Stock to be delivered to the Warrantholder (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares to be so delivered, but any lesser adjustment shall be carried forward and shall he made at the time and together with the next subsequent adjustment that together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered. However, upon the exercise of this Warrant, the Company shall make all necessary adjustments not theretofore made to the number of shares of Common Stock to be delivered to the Warrantholder (or to the Exercise Price) up to and including the date upon which this Warrant is exercised.

(f) Exercise Price Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted as provided pursuant to this
Section 7.1, the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter; provided, however, that the Exercise Price for each Warrant Share shall in no event be less than the par value of such Warrant Share.

7.2. No Adjustment for Dividends.
    -----------------------------

Except as provided in Section 7.1, no adjustment in respect of any dividends shall be made during the term of this Warrant or upon the exercise of this Warrant. Notwithstanding any other provision hereof, no adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Warrantholder shall be deemed to be the record holder of such Warrant Shares.

7.3. Notice of Adjustment.
     ---------------------

Whenever the number of Warrant Shares or the Exercise Price of such Warrant Shares is adjusted, as herein provided, or the rights of the Warrantholder shall change by reason of other events specified herein, the Company shall promptly mail by first class, postage prepaid, to the Warrantholder, notice of such adjustment or adjustments and a certificate of the Chief Financial Officer of the Company setting forth the number of Warrant Shares and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

8. Amendments.
   ----------

Any provision of this Warrant may be amended and the observance thereof waived only with the written consent of the Company and the Warrantholder.

9. Notices of Corporate Action.
   ---------------------------
So long as this Warrant has not been exercised in full, in the event of:

(a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

(b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other party or any transfer of all or substantially all the assets of the Company to any other party, or

(c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Company will mail to the Warrantholder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of any such dividend, distribution or right and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be delivered at least 10 days prior to the date therein specified, in the case of any date referred to in the foregoing subdivisions (i) and (ii).

10. Definitions.
    -----------

As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

"Business Day" means any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in the State of New York.

"Common Stock" has the meaning specified on the cover of this Warrant.


"Company" has the meaning specified on the cover of this Warrant

"Exercise Form" means an Exercise Form in the form annexed hereto as Exhibit A.

"Exercise Price" has the meaning specified on the cover of this Warrant.

"Expiration Date" means September 8, 2001 ; provided, however, that if such date shall not be a Business Day, then on the next following day that is a Business Day.

"Institutional Holder" means any bank, trust company, savings and loan association or other financial institution, any pension plan, any pension trust, any investment company, any insurance company, any broker or dealer, or any similar financial institution or entity, regardless of legal form.

"Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

"Securities Act" has the meaning specified on the cover of this Warrant, or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act, shall include a reference to the comparable section, if any, of any such similar Federal statute.

"Transfer" has the meaning specified in Section 2.1

"Transferee" has the meaning specified in Section 2.2.

"Warrantholder" has the meaning specified on the cover of this Warrant.

"Warrant Shares" has the meaning specified on the cover of this Warrant.

11. Miscellaneous.
    -------------

11.1. Entire  Agreement.
      -----------------

This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to the Warrants.

11.2. Binding Effect; Benefits.
      -------------------------

This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

11.3. Section and Other  Headings.
      ---------------------------

The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

11.4.  Notices.
       --------

All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally, telecopied or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telecopied or sent by certified, registered or express mail, as follows:

                  (a)      if to the Company, addressed to:


                           CopyTele, Inc.
                           900 Walt Whitman Road
                           Huntington, New York 11746
                           Attn:Chief Financial Officer

                  (b)      if to Warrantholder, addressed to:


                           Lewis H. Titterton
                           6 Autumn Lane
                           Saratoga Springs, NY  12866

Any party may by notice given in accordance with this Section 11.4 designate another address or person for receipt of notices hereunder.

11.5.  Severability.
       -------------

Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

11.6. Governing Law.
      --------------

This Warrant shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to such agreements made and to be performed entirely within such State.

11.7. No Rights or Liabilities  as  Stockholder.
      ------------------------------------------

Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

11.8. Copy of Warrant.
      ---------------

A copy of this Warrant shall be filed among the records of the Company.

11.9. Exercise of Remedies.
      ---------------------

In the event that the Company shall fail to observe any provision contained in this Warrant, the holder hereof and/or any holder of the Common Stock issued hereunder, as the case may be, may enforce its rights hereunder by suit in equity, by action at law, or by any other appropriate proceedings in aid of the exercise of any power granted in this Warrant and, without limiting the foregoing, said holder shall be entitled to the entry of a decree for specific performance and to such other and further relief as such court may decree.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                    COPYTELE, INC.


                    By:    Denis A. Krusos
                    Name:  Denis A. Krusos
                    Title: Chairman of the Board &
                           Chief Executive Officer

                    Dated: September 8, 1999

                                                                     Exhibit A

                                  EXERCISE FORM

(To be executed upon exercise of this Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase _________ of the Warrant Shares and herewith tenders payment for such Warrant Shares to the order of CopyTele, Inc. in the amount of $________ in accordance with the terms of this Warrant. The undersigned requests
(a) that a certificate for such Warrant Shares be registered in the name of the undersigned (b), if such shares shall not include all of the shares issuable as provided in such Warrant, that a new Warrant of like tenor and date for the balance of the shares issuable thereunder be issued to the undersigned and (c) that such certificates and Warrant, if any, be delivered to the undersigned's address below.

The undersigned represents that it is acquiring such Warrant Shares for its own account for investment and not with a view to or for sale in connection with any distribution thereof.

Dated:

                             Signature

                             (Print Name)


                             (Street Address)


                             (City) (State) (Zip Code)



Signed in the presence of:
                                       20